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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 30, 2003
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                             Salon Media Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                        0-26395                94-3228750
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 (State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

              22 Fourth Street, 16th Floor, San Francisco, CA 94103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (415) 645-9200
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          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE.
The information required by Form 8-K, Item 12 -- Disclosure of Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216. The information in this report and the exhibit attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

On June 30, 2003, the Registrant announced its financial results for its fourth fiscal quarter ended March 31, 2003. The press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.







                                  EXHIBIT INDEX

Exhibit No.       Description
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  99.1            Press release dated June 30, 2003 by Salon Media Group, Inc.



SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SALON MEDIA GROUP, INC.

Dated: 7/3/03                     /s/ Elizabeth Hambrecht
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                                  Elizabeth Hambrecht, Chief Financial Officer,
                                  Treasurer and Secretary


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